Exhibit 10.31

FOURTH SUPPLEMENT TO EXCLUSIVE LICENSE AND SUPPLY AGREEMENT

Regarding Milestone payments, Supply price and Products manufacturing

This Fourth Supplement (herein so called), effective as of December 6, 2017 (the “Supplement Effective Date”), to the Exclusive License and Supply Agreement, effective as of December 24, 2009 (the “Original Agreement”), is by and between Reata Pharmaceuticals, Inc., a corporation organized and existing under the laws of Delaware, USA, with an address at 2801 Gateway Drive, Suite 150, Irving, Texas 75063 (“Reata”), and Kyowa Hakko Kirin Co., Ltd., a company organized and existing under the laws of Japan, with an address at 1-9-2 Ohtemachi, Chiyoda-ku, Tokyo, 100-0004, Japan (“Kyowa Kirin”). Reata and Kyowa Kirin are sometimes hereinafter referred to each as a “Party” and collectively as the “Parties”.

WHEREAS, pursuant to the Original Agreement, Reata has granted to Kyowa Kirin an exclusive, royalty-bearing license under the Licensed Technology to research, develop, use, sell, offer for sale, import, and export Licensed Compound and Licensed Product in the Field in the Territory.

WHEREAS, the Parties executed the Supplement to the Original Agreement dated January 1, 2016 (“First Supplement”), under which Kyowa Kirin agreed to allow Reata to perform a Phase 3 clinical study of RTA 402 (which is included in the Licensed Compound) in the field of connective tissue disease associated pulmonary arterial hypertension (which is included in the Field) (“CTD-PAH”) in Japan (which is included in the Territory) (“CTD-PAH Study”).

WHEREAS, the Parties executed the Second Supplement to the Original Agreement dated March 21, 2017 (“Second Supplement”), under which Kyowa Kirin agreed to allow Reata to perform portions of CTD-PAH studies in the Philippines (which is included in the Territory).

WHEREAS, the Parties executed the Third Supplement to the Original Agreement dated December 6, 2017 (“Third Supplement”), under which Kyowa Kirin agreed to allow Reata to perform a Phase 3 clinical study of RTA 402 in the field of Alport Syndrome (“AS”) in Japan (“AS Study”) and agreed to bear Reata’s actual development costs incurred in the AS Study up to three million United States dollars (US $3,000,000).

WHEREAS, the Parties wish to amend the terms of the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1. Milestone payments

1.1 Section 7.2.1 (Regulatory Milestones) of the Original Agreement is hereby amended by adding the following to the end of the section:

“Notwithstanding the foregoing, if the milestone event of [***] shall be as follows:

i)	[***]
ii)	[***]

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

iii)	[***]
iv)	[***]

For the avoidance of doubt, [***]. [***].

Additionally, notwithstanding anything in this Agreement to the contrary, a Regulatory Milestone Payment of [***].

The Parties agree that an amount of Regulatory Milestone Payments [***] shall be discussed in good faith and determined by the Parties in writing prior to the achievement of such Regulatory Milestone Events.

1.2 Section 7.2.2 (Sales Milestones) of the Original Agreement is hereby amended by adding the following to the end of the section:

“The Parties agree that the maximum amount of Regulatory Milestone Payments for Licensed Product in Japan and Sales Milestone Payments shall be US $[***]. Notwithstanding the foregoing, [***] shall be added to the Sales Milestone Payments in order of the sales milestone events set forth in the Sales Milestone Payment table in this Section 7.2.2; provided, however, that the addition of any Unpaid Regulatory Milestone Payment for [***] to a Sales Milestone Payment shall not cause the amount of a Sales Milestone Payment to exceed the amount set forth in the following table.  If a Submission Milestone Payment is paid to Reata after the Unpaid Regulatory Milestone Payment for [***] has been added to the Sales Milestone Payments, then the amount of such Submission Milestone Payment shall be deducted, in reverse order of the sales milestone events set forth in the Sales Milestone Payment table, with the amount deducted from a Sales Milestone Payment not to exceed the amount of the Unpaid Regulatory Milestone Payment for [***] previously added to such Sales Milestone Payment.

Sales Milestone Event	Sales Milestone Payment (US$)
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]:

Sales Milestone Event	Sales Milestone Payment (US$) set forth in this Section 7.2.2	Unpaid Regulatory Milestone Payment for DKD in total: $[***]	Sales Milestone Payment (US$) for AS
[***]	$[***]	$[***]	$[***]

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

[***].

2. Product manufacturing

   Section 8.1 (Reata Obligation to Supply Licensed Product) of the Original Agreement is hereby eliminated and substituted with the following:

“8.1 Reata Obligation to Supply of the Licensed Product.   Kyowa Kirin will obtain [***] percent ([***]%) of its and its Affiliates’ requirements of the finished formulation of the Licensed Product (“Finished Product”) for Commercialization in the Territory from Reata, and Reata agrees to manufacture or have manufactured and supply to Kyowa Kirin [***] of Kyowa Kirin’s and its Affiliates’ requirements of the Finished Product for Commercialization in the Territory, in all such cases except to the extent otherwise provided in, and in any event subject to and in accordance with the terms of, this ARTICLE VIII. Reata also agrees to grant Kyowa Kirin an option (“KHK Option”) to (i) request Reata to supply to Kyowa Kirin and [***] of Kyowa Kirin’s and its CMOs’ their requirements of the intermediate, Spray-Dried Dispersion (“SDD”) for manufacture of the Finished Product, and (ii) obtain a license from Reata to manufacture or have its CMOs (including Reata’s designated CMOs) manufacture the Finished Product using SDD supplied by Reata. Upon Kyowa Kirin’s such exercise of KHK Option, Reata shall supply the SDD to Kyowa Kirin or its CMOs and, consistent with the provisions of Section 8.4.6(b) with respect to the manufacturing technology transfer from Reata to Kyowa Kirin, , provided that Kyowa Kirin shall bear the expense for such transfer , shall grant Kyowa Kirin or its CMOs a non-exclusive royalty-free license to manufacture the Finished Product in and outside the Territory using all Reata’s necessary technologies, patents or know-how and shall provide all necessary technical support to such parties set forth above. For clarity, in this Agreement, the word “Licensed Product” includes both the Finished Product and the SDD.”

3.  Supply Agreement

3.1  The first sentence of Section 8.3.1 (Commercial Supply Agreement) of the Original Agreement shall be eliminated and substituted with the following:

“8.3.1 Commercial Supply Agreement. [***], the Parties shall negotiate and execute definitive commercial supply agreements for the supply of both the Finished Product (“Commercial Supply Agreement for Finished Product”) and the SDD  (“Commercial Supply Agreement for SDD ”) to Kyowa Kirin and its Affiliates for marketing and sales (including post-approval studies) of such Licensed Products in the Territory (collectively, “Commercial Supply Agreements”). ”

Accordingly, the word “Commercial Supply Agreement” in the Original Agreement shall be substituted with the word “Commercial Supply Agreements”.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

          3.2  The words “[***]” in the third sentence of Section 8.3.1 of the Original Agreement shall be eliminated and substituted with the following:  “[***]”.

4. Supply price

The first sentence of the Section 8.3.2 (Commercial Supply Price) of the Original Agreement shall be eliminated and substituted with the following:

“ 8.3.2 Commercial Supply Price for The Finished Product and SDD. During the Term of this Agreement, Reata shall supply the Finished Product to Kyowa Kirin and its Affiliates for use in marketing and sales (including post-marketing studies) in the Territory at [***], consistent with the provisions of Section 8.4 and 8.5 of this Agreement.

5. Other Provisions

5.1   This Fourth Supplement shall become effective on the Supplement Effective Date and shall continue until the termination of the Original Agreement.

5.2 Except where specifically defined herein, capitalized terms used herein shall have the same meanings ascribed to them in the Original Agreement.

5.3  The headings to the several Articles hereof are not part of this Fourth Supplement, but are merely guides or labels to assist the locating and reading the several Articles hereof.

5.4  Except as stated herein, all terms and conditions of the Original Agreement, the First Supplement, the Second Supplement, and the Third Supplement shall remain in full force and effect during the effective period of the Original Agreement.

IN WITNESS WHEREOF, the Parties have executed this Fourth Supplement to be effective as of the Supplement Effective Date.

KYOWA HAKKO KIRIN CO., LTD.

By:/s/ Tamao Watanabe ________________

Name:Tamao Watanabe

Title: Executive Officer, Director,

Business Development Department

Date:_December 6, 2017_________________

REATA PHARMACEUTCALS, INC.

By:/s/ J. Warren Huff__________________

Name:J. Warren Huff

Title:President and Chief Executive Officer

Date:_December 7, 2017_________________

4

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].